Exhibit 99.2

Statistical Supplement

(unaudited)

Third Quarter 2006

Ameriprise Financial, Inc.

Table of Contents

Page
Ameriprise Financial, Inc.
Financial Summary	1
Consolidated Income Statements	2
Adjusted Consolidated Income Statements	3
Financial Advisor and Client Metrics	4
Corporate Volumes	5
Consolidated Balance Sheets	6
Investment Detail	7
Selected Balance Sheet Information	8
Adjusted Segment Information	9
Asset Accumulation and Income Segment
Income Statements	10
Revenues by Product	11
Retail Managed Assets Rollforwards	12
Institutional Managed Assets Rollforwards	13
Financial Advisor Managed Assets Rollforwards	14
Owned Assets Related to Variable Products	15
Net Investment Income and Spread Products	16
Selected Asset Management Performance Information	17
Deferred Acquisition Costs Rollforwards	18
Protection Segment
Income Statements	19
Adjusted Income Statements	20
Adjusted Revenues by Product	21
Selected Statistical Information	22
Product Rollforwards	23
Corporate and Other and Eliminations Segment
Income Statements	24
Capital and Ratings Information	25
Non-GAAP Financial Information and Reclassification	26
Glossary of Selected Terminology	27-29
Exhibit A
RiverSourceSM Mutual Fund Performance and Lipper Ranking	A1-A5
Exhibit B
Reconciliation Tables	B1-B13
Exhibit C
Disclosed Items	C1-C3

Ameriprise Financial, Inc.
Financial Summary

(in millions, except per share amounts and where noted, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q'06 vs. 3Q'05 % Change	YTD 2005	YTD 2006

EPS - Basic: (1)
Net income	$0.50	$0.44	$0.57	$0.57	$0.71	42%	$1.87	$1.86
Income from discontinued operations	—	—	—	—	—	—	(0.05)	—
Income attributable to AMEX Assurance, after-tax	(0.01)	—	—	—	—	#	(0.23)	—
Separation costs, after-tax	0.24	0.33	0.18	0.22	0.23	(4)%	0.44	0.62
Adjusted earnings, after-tax	$0.73	$0.77	$0.75	$0.79	$0.94	29%	$2.03	$2.48

EPS - Diluted:
Net income	$0.50	$0.44	$0.57	$0.57	$0.71	42%	$1.87	$1.85
Income from discontinued operations	—	—	—	—	—	—	(0.05)	—
Income attributable to AMEX Assurance, after-tax	(0.01)	—	—	—	—	#	(0.23)	—
Separation costs, after-tax	0.24	0.33	0.18	0.22	0.23	(4)%	0.44	0.62
Adjusted earnings, after-tax	$0.73	$0.77	$0.75	$0.79	$0.94	29%	$2.03	$2.47

Management's financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	14.6%	4.9%	9.9%	12.9%	4.9%			9.2%
Adjusted earnings growth: Target 10 - 13%	11.2%	(4.5% )	17.4%	21.9%	29.1%			23.0%
Adjusted ROE: Target 12 - 15%	10.4%	10.2%	10.4%	10.7%	11.2%			11.2%

Contribution margin	50.1%	49.6%	50.0%	52.8%	50.5%		50.8%	51.2%
Adjusted contribution margin	49.5%	49.6%	50.0%	52.8%	50.5%		50.0%	51.2%
Net income margin	6.7%	5.9%	7.4%	6.9%	8.8%		8.2%	7.7%
Effective tax rate on net income before discontinued operations	32.2%	12.0%	24.0%	24.3%	19.8%		27.7%	22.6%
Effective tax rate on adjusted earnings	33.7%	23.4%	26.7%	27.8%	24.0%		29.0%	26.1%
Return on equity before discontinued operations	9.9%	8.0%	7.4%	7.1%	7.6%		9.9%	7.6%

Debt to total capital	18.1%	19.3%	20.7%	25.1%	22.5%		18.1%	22.5%
Debt to total capital excluding non-recourse debt	15.3%	16.8%	17.0%	21.7%	20.5%		15.3%	20.5%
Debt to total capital excluding non-recourse debt and 75% equity credit	—	—	—	17.6%	16.7%		—	16.7%

Business metrics summary:
Owned, managed and administered assets (in billions)	$420.6	$428.2	$445.7	$427.9	$440.0	5%	$420.6	$440.0
Total financial advisors	12,222	12,440	12,379	12,372	12,427	2%	12,222	12,427
Clients with a financial plan percentage	43%	44%	44%	44%	44%		43%	44%
Total clients (in thousands)	2,769	2,776	2,762	2,770	2,779	—	2,769	2,779
Gross dealer concession	$479	$469	$527	$545	$545	14%	$1,410	$1,617

Employee base (in thousands):
Field (employee advisors)	3,073	3,268	3,075	3,056	3,063	—	3,073	3,063
Non-field	8,631	8,589	8,582	8,607	8,647	—	8,631	8,647

Common shares outstanding	246.2	249.9	244.3	244.1	242.1	(2)%	246.2	242.1

Weighted average common shares outstanding:
Basic	246.2	249.9	252.3	246.3	244.5	(1)%	246.2	247.6
Diluted	246.2	250.3	253.5	248.0	246.4	—	246.2	249.3

Book value:
Book value	$7,737	$7,687	$7,341	$7,235	$7,753	—	$7,737	$7,753
Book value, excluding the impact of accumulated other comprehensive income (OCI)	7,757	7,838	7,783	7,901	7,979	3%	7,757	7,979
Book value per common share outstanding	31.43	30.76	30.05	29.64	32.02	2%	31.43	32.02
Book value per common share outstanding, excluding the impact of OCI	31.51	31.37	31.86	32.37	32.96	5%	31.51	32.96

(1) EPS for other than EPS-Net income are non-GAAP financial measures

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$687	$651	$710	$721	$720	5%	$1,927	$2,151
Distribution fees	296	277	301	325	300	1%	873	926
Net investment income	561	574	574	522	542	(3)%	1,667	1,638
Premiums	202	228	220	229	244	21%	751	693
Other revenues	127	139	144	256	171	35%	397	571
Total revenues	1,873	1,869	1,949	2,053	1,977	6%	5,615	5,979
Expenses
Compensation and benefits:
Field	408	374	423	436	428	5%	1,141	1,287
Non-field	295	281	316	330	328	11%	854	974
Total compensation and benefits	703	655	739	766	756	8%	1,995	2,261
Interest credited to account values	337	334	324	307	317	(6)%	976	948
Benefits, claims, losses and settlement expenses	190	234	227	225	233	23%	646	685
Amortization of deferred acquisition costs	49	112	128	153	87	78%	319	368
Interest and debt expense	16	21	23	28	32	#	52	83
Other expenses	305	261	250	304	248	(19)%	841	802
Total expenses before separation costs (1)	1,600	1,617	1,691	1,783	1,673	5%	4,829	5,147

Income before income tax provision, discontinued operations and separation costs (1)	273	252	258	270	304	11%	786	832
Income tax provision before tax benefit attributable to separation costs (1)	91	59	69	75	73	(20)%	230	217

Income before discontinued operations and separation costs (1)	182	193	189	195	231	27%	556	615
Separation costs, after-tax (1)	59	82	44	54	57	(3)%	109	155
Income before discontinued operations	123	111	145	141	174	41%	447	460
Discontinued operations, net of tax	2	—	—	—	—	#	16	—
Net income	$125	$111	$145	$141	$174	39%	$463	$460

Other Information
Net investment gains (losses), after-tax	$(4)	$3	$3	$4	$9	#	$40	$16
Dividends paid (2)	$217	$27	$28	$27	$26	(88)%	$217	$81
Contribution margin	50.1%	49.6%	50.0%	52.8%	50.5%		50.8%	51.2%

(1) See non-GAAP Financial Information.

(2) Dividends paid in 3Q 2005 include $164 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Adjusted Consolidated Income Statements

Excluding AMEX Assurance and Separation Costs

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$686	$651	$710	$721	$720	5%	$1,924	$2,151
Distribution fees	296	277	301	325	300	1%	873	926
Net investment income	558	574	574	522	542	(3)%	1,658	1,638
Premiums	217	228	220	229	244	12%	624	693
Other revenues	128	139	144	256	171	34%	398	571
Total revenues	1,885	1,869	1,949	2,053	1,977	5%	5,477	5,979

Expenses
Compensation and benefits:
Field	373	374	423	436	428	15%	1,104	1,287
Non-field	295	281	316	330	328	11%	854	974
Total compensation and benefits	668	655	739	766	756	13%	1,958	2,261
Interest credited to account values	337	334	324	307	317	(6)%	976	948
Benefits, claims, losses and settlement expenses	241	234	227	225	233	(3)%	658	685
Amortization of deferred acquisition costs	49	112	128	153	87	78%	302	368
Interest and debt expense	16	21	23	28	32	#	52	83
Other expenses	304	261	250	304	248	(18)%	827	802
Total expenses before separation costs	1,615	1,617	1,691	1,783	1,673	4%	4,773	5,147
Income before income tax provision, discontinued operations and separation costs	270	252	258	270	304	13%	704	832
Income tax provision before tax benefit attributable to separation costs	91	59	69	75	73	(20)%	204	217
Adjusted earnings	$179	$193	$189	$195	$231	29%	$500	$615

Other Information
Adjusted net investment gains (losses), pretax	$(6)	$5	$4	$6	$14	#	$61	$24
Adjusted contribution margin	49.5%	49.6%	50.0%	52.8%	50.5%		50.0%	51.2%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Financial Advisors
Employee advisors	3,073	3,268	3,075	3,056	3,063	—	3,073	3,063
Franchisee advisors	7,441	7,392	7,491	7,499	7,571	2%	7,441	7,571
Total branded financial advisors	10,514	10,660	10,566	10,555	10,634	1%	10,514	10,634
Securities America, Inc. registered representatives	1,708	1,780	1,813	1,817	1,793	5%	1,708	1,793
Total financial advisors	12,222	12,440	12,379	12,372	12,427	2%	12,222	12,427
Employee advisor retention	64%	64%	62%	60%	63%		64%	63%
Franchisee advisor retention	91%	91%	91%	91%	93%		91%	93%

Gross dealer concession per branded advisor (in thousands)	$39.7	$38.7	$43.8	$44.7	$45.0	13%	$116.1	$133.5

Client Relationships
Total clients (in thousands)	2,769	2,776	2,762	2,770	2,779	—	2,769	2,779
Client retention	94%	94%	92%	93%	93%		94%	93%

Branded advisor clients (in thousands)	1,982	1,991	1,990	1,950	1,925	(3)%	1,982	1,925
Clients with a financial plan percentage	43%	44%	44%	44%	44%		43%	44%

Financial plans sold (in thousands)	54	55	63	58	55	2%	177	176

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

(in millions unless otherwise noted, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
Owned, managed and administered assets (in billions)
Owned assets	$86.1	$86.9	$89.1	$89.1	$92.7	8%	$86.1	$92.7
Managed assets	260.1	264.0	276.2	276.1	283.4	9%	260.1	283.4
Administered assets	74.4	77.3	80.4	62.7	63.9	(14)%	74.4	63.9
Total owned, managed and administered assets	$420.6	$428.2	$445.7	$427.9	$440.0	5%	$420.6	$440.0

Ending RiverSource Managed Assets (in billions)	$156.4	$153.5	$154.3	$151.0	$152.4	(3)%	$156.4	$152.4

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$7,944	$7,630	$9,302	$8,993	$7,714	(3)%	$23,415	$26,009
Annuities	2,467	2,394	2,870	3,475	3,341	35%	6,893	9,686
Investment certificates	784	526	435	373	382	(51)%	2,668	1,190
Life and other insurance products	273	262	289	265	273	—	751	827
Institutional products and services	846	2,013	2,250	1,790	1,912	#	5,123	5,952
Other	902	597	755	948	826	(8)%	2,808	2,529
Total	$13,216	$13,422	$15,901	$15,844	$14,448	9%	$41,658	$46,193

By channel:
Branded advisor cash sales and wrap net flows	$7,598	$7,043	$8,498	$8,707	$7,761	2%	$23,424	$24,966
Securities America, Inc.	1,581	1,722	2,037	2,124	1,950	23%	4,649	6,111
Third-party distribution	267	266	305	398	427	60%	749	1,130
Institutional	1,056	1,613	2,442	1,647	1,568	48%	5,082	5,657
Threadneedle	2,126	2,423	2,198	2,606	2,391	12%	5,995	7,195
All other (AEB, etc.)	588	355	421	362	351	(40)%	1,759	1,134
Total	$13,216	$13,422	$15,901	$15,844	$14,448	9%	$41,658	$46,193

Total gross dealer concession	$479	$469	$527	$545	$545	14%	$1,410	$1,617

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

	September 30,	December 31,	March 31,	June 30,	September 30,
(in millions, unaudited)	2005	2005	2006	2006	2006
Assets
Cash and cash equivalents	$2,620	$2,474	$1,650	$2,101	$3,309
Investments	39,454	39,100	38,100	37,027	36,198
Receivables	2,837	2,172	2,382	2,441	2,504
Deferred acquisition costs	4,088	4,182	4,280	4,342	4,423
Separate account assets	39,840	41,561	45,220	45,751	48,834
Restricted and segregated cash	1,058	1,067	1,084	1,002	1,059
Other assets	2,377	2,565	3,105	3,385	3,154
Total assets	$92,274	$93,121	$95,821	$96,049	$99,481

Liabilities
Future policy benefits and claims	$32,958	$32,731	$32,200	$31,546	$30,794
Customer deposits	7,345	6,641	6,100	5,711	6,391
Accounts payable and accrued expenses	1,632	1,757	1,823	2,097	1,952
Debt	1,711	1,833	1,921	2,419	2,254
Separate account liabilities	39,840	41,561	45,220	45,751	48,834
Other liabilities	1,051	911	1,216	1,290	1,503
Total liabilities	84,537	85,434	88,480	88,814	91,728

Shareholders’ Equity
Common shares ($.01 par)	2	2	3	3	3
Additional paid-in capital	4,094	4,091	4,208	4,254	4,291
Retained earnings	3,661	3,745	3,862	3,976	4,123
Treasury stock	—	—	(290)	(332)	(438)
Accumulated other comprehensive income (loss), net of tax	(20)	(151)	(442)	(666)	(226)
Total shareholders’ equity	7,737	7,687	7,341	7,235	7,753
Total liabilities and shareholders’ equity	$92,274	$93,121	$95,821	$96,049	$99,481

Ameriprise Financial, Inc.

Investment Detail

(in millions unless otherwise noted, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
Net Investment Income
Investment income on fixed maturities	$543	$550	$543	$522	$524	(3)%	$1,612	$1,589
Realized gains (losses)	(6)	5	4	6	14	#	61	24
Income related to interest credited and benefits line hedges	12	11	1	(13)	18	50%	9	6
Other (including seed money)	12	8	26	7	(14)	#	(15)	19
Total net investment income	$561	$574	$574	$522	$542	(3)%	$1,667	$1,638

Equity by Legal Entity
IDS Life Insurance Company	$5,552	$5,162	$5,009	$4,818	$5,227	(6)%
IDS Property Casualty Insurance Company	494	506	513	506	534	8%
Ameriprise Certificate Company	309	276	225	199	234	(24)%
Other	1,382	1,743	1,594	1,712	1,758	27%
Total equity by legal entity	$7,737	$7,687	$7,341	$7,235	$7,753	—

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
IDS Life Consolidated
Mortgage backed securities	$6.2	$6.5	$6.2	$6.0	$5.7	(8)%
Commercial mortgage backed securities	3.0	3.0	3.0	3.0	3.0	—
Asset backed securities	0.9	1.2	1.2	1.0	0.9	—
Total	$10.1	$10.7	$10.4	$10.0	$9.6	(5)%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.6	$8.8	$8.4	$8.0	$7.8	(9)%
Commercial mortgage backed securities	3.4	3.5	3.5	3.4	3.4	—
Asset backed securities	1.4	1.6	1.5	1.4	1.3	(7)%
Total	$13.4	$13.9	$13.4	$12.8	$12.5	(7)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,222	$3,190	$3,147	$3,129	$3,111	(3)%
Allowance for loan losses	(44)	(44)	(41)	(40)	(40)	9%
Mortgage loans on real estate, net	$3,178	$3,146	$3,106	$3,089	$3,071	(3)%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	3Q 2005		4Q 2005		1Q 2006		2Q 2006		3Q 2006
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Earning Assets by Type
Equity	0.1%	0.1%	—	—	—	—	0.1%	0.1%	0.1%	0.1%
Fixed income	39.8%	39.9%	39.5%	39.4%	37.6%	37.2%	36.8%	36.1%	34.2%	33.9%
Separate accounts	46.3%	46.3%	47.8%	47.8%	50.4%	50.8%	50.8%	51.4%	52.4%	52.6%
Other	13.8%	13.7%	12.7%	12.8%	12.0%	12.0%	12.3%	12.4%	13.3%	13.4%

Available-for-Sale (AFS) Investments
Corporate debt securities	$19.1	$19.2	$18.6	$18.6	$18.5	$18.1	$18.1	$17.5	$17.5	$17.3
Mortgage and other asset-backed securities	13.5	13.4	14.1	13.9	13.7	13.4	13.2	12.8	12.7	12.5
Structured investments	—	—	—	—	—	—	—	—	—	—
State and municipal obligations	0.8	0.9	0.9	0.9	0.9	0.9	1.0	1.0	1.0	1.1
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	—	0.1	—	—	—	—	0.1	0.1	0.1	0.1
Other debt	0.4	0.3	0.2	0.3	0.2	0.3	0.3	0.3	0.1	—
Total AFS investments	$34.3	$34.4	$34.3	$34.2	$33.8	$33.2	$33.2	$32.2	$31.9	$31.5

AFS Fixed Maturity Asset Quality
AAA	43%		44%		43%		43%		43%
AA	6%		7%		8%		8%		8%
A	20%		19%		19%		18%		18%
BBB	24%		23%		23%		24%		24%
Below investment grade	7%		7%		7%		7%		7%

SFAS 115 related mark-to-market amount in assets, pretax	$0.1		$(0.1)		$(0.6)		$(1.0)		$(0.4)

Ameriprise Financial, Inc.

Adjusted Segment Information

Excluding AMEX Assurance

(in millions unless otherwise noted, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
Revenues
Asset Accumulation and Income	$1,384	$1,343	$1,422	$1,493	$1,423	3%	$4,007	$4,338
Adjusted Protection	458	471	473	496	498	9%	1,339	1,467
Corporate and Other and Eliminations	43	55	54	64	56	30%	131	174
Total adjusted revenues	1,885	1,869	1,949	2,053	1,977	5%	5,477	5,979
Expenses
Asset Accumulation and Income	1,200	1,156	1,194	1,271	1,231	3%	3,478	3,696
Adjusted Protection	329	393	399	404	347	5%	1,046	1,150
Adjusted Corporate and Other and Eliminations	86	68	98	108	95	10%	249	301
Total adjusted expenses	1,615	1,617	1,691	1,783	1,673	4%	4,773	5,147
Pretax Segment Income
Asset Accumulation and Income	184	187	228	222	192	4%	529	642
Adjusted Protection	129	78	74	92	151	17%	293	317
Adjusted Corporate and Other and Eliminations	(43)	(13)	(44)	(44)	(39)	9%	(118)	(127)
Total adjusted pretax segment income	$270	$252	$258	$270	$304	13%	$704	$832

Allocated Equity
Asset Accumulation and Income	$3,629	$3,864	$3,851	$3,767	$3,910	8%	$3,629	$3,910
Protection	2,068	2,162	2,173	2,234	2,246	9%	2,068	2,246
Corporate and Other and Eliminations	2,060	1,812	1,759	1,900	1,823	(12)%	2,060	1,823
Other comprehensive income	(20)	(151)	(442)	(666)	(226)	#	(20)	(226)
Total shareholders’ equity	$7,737	$7,687	$7,341	$7,235	$7,753	—	$7,737	$7,753

Gross Dealer Concession
Asset Accumulation and Income	$385	$371	$423	$443	$446	16%	$1,123	$1,312
Protection	51	53	52	52	51	—	152	155
Corporate and Other and Eliminations	43	45	52	50	48	12%	135	150
Total gross dealer concession	$479	$469	$527	$545	$545	14%	$1,410	$1,617

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$72.0	$72.1	$74.4	$72.6	$76.0	6%	$72.0	$76.0
Protection	12.5	12.5	13.0	14.1	14.6	17%	12.5	14.6
Corporate and Other and Eliminations	1.6	2.3	1.7	2.4	2.1	31%	1.6	2.1
Total owned assets	86.1	86.9	89.1	89.1	92.7	8%	86.1	92.7
Managed Assets
Asset Accumulation and Income	260.1	264.0	276.2	276.1	283.4	9%	260.1	283.4
Total managed assets	260.1	264.0	276.2	276.1	283.4	9%	260.1	283.4
Administered Assets
Asset Accumulation and Income	74.4	77.3	80.4	62.7	63.9	(14)%	74.4	63.9
Total administered assets	74.4	77.3	80.4	62.7	63.9	(14)%	74.4	63.9
Total owned, managed and administered assets	$420.6	$428.2	$445.7	$427.9	$440.0	5%	$420.6	$440.0

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

(in millions, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
Revenues
Management, financial advice and service fees	$623	$592	$646	$654	$657	5%	$1,724	$1,957
Distribution fees	269	249	273	297	272	1%	792	842
Net investment income	480	486	475	427	443	(8)%	1,437	1,345
Other revenues	12	16	28	115	51	#	54	194
Total revenues	1,384	1,343	1,422	1,493	1,423	3%	4,007	4,338

Expenses
Compensation and benefits - field	331	316	366	376	370	12%	950	1,112
Interest credited to account values	300	297	288	271	281	(6)%	867	840
Benefits, claims, losses and settlement expenses	7	21	4	12	3	(57)%	31	19
Amortization of deferred acquisition costs	69	73	87	91	98	42%	250	276
Interest and debt expense	—	—	3	5	4	—	—	12
Other expenses	493	449	446	516	475	(4)%	1,380	1,437
Total expenses	1,200	1,156	1,194	1,271	1,231	3%	3,478	3,696
Pretax segment income	$184	$187	$228	$222	$192	4%	$529	$642

Other Information
Net investment gains (losses), pretax	$(8)	$6	$1	$6	$12	#	$36	$19
Contribution margin	53.9%	52.8%	53.7%	55.9%	54.0%		53.9%	54.6%
Allocated equity	$3,629	$3,864	$3,851	$3,767	$3,910	8%	$3,629	$3,910
Return on allocated equity for pretax segment income	19.2%	19.3%	20.5%	21.7%	21.8%		19.2%	21.8%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

(in millions, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
Revenues
Management, financial advice and service fees
Asset management	$331	$290	$293	$296	$294	(11)%	$927	$883
Variable annuities	123	134	138	146	150	22%	347	434
Fixed annuities	1	2	1	2	2	#	3	5
Brokerage, banking and other	168	166	214	210	211	26%	447	635
Total Management, financial advice and service fees	623	592	646	654	657	5%	1,724	1,957

Distribution fees
Asset management	44	40	46	42	37	(16)%	138	125
Variable annuities	9	8	10	10	10	11%	27	30
Fixed annuities	3	2	3	3	2	(33)%	8	8
Brokerage, banking and other	213	199	214	242	223	5%	619	679
Total Distribution fees	269	249	273	297	272	1%	792	842

Net investment income
Asset management	5	7	11	4	22	#	16	37
Variable annuities	84	86	71	68	67	(20)%	257	206
Fixed annuities	311	293	304	278	267	(14)%	918	849
Certificates	68	78	74	60	70	3%	218	204
Brokerage, banking and other	12	22	15	17	17	42%	28	49
Total Net investment income	480	486	475	427	443	(8)%	1,437	1,345

Other revenues
Asset management	(4)	1	8	99	28	#	11	135
Variable annuities	7	5	10	11	12	71%	21	33
Brokerage, banking and other	9	10	10	5	11	22%	22	26
Total Other revenues	12	16	28	115	51	#	54	194

Total revenues	$1,384	$1,343	$1,422	$1,493	$1,423	3%	$4,007	$4,338

Total revenues
Asset management	$376	$338	$358	$441	$381	1%	$1,092	$1,180
Variable annuities	223	233	229	235	239	7%	652	703
Fixed annuities	315	297	308	283	271	(14)%	929	862
Certificates	68	78	74	60	70	3%	218	204
Brokerage, banking and other	402	397	453	474	462	15%	1,116	1,389
Total revenues	$1,384	$1,343	$1,422	$1,493	$1,423	3%	$4,007	$4,338

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

(in billions, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’06 vs. 3Q’05 % Change	YTD 2005	YTD 2006
RiverSource Managed Mutual Funds
Beginning assets	$59.9	$59.4	$58.1	$58.8	$56.8	(5)%	$65.3	$58.1
Sales	2.0	2.0	2.5	2.7	2.9	45%	6.1	8.1
Redemptions	(4.5)	(4.2)	(4.7)	(3.7)	(3.6)	20%	(13.9)	(12.0)
Market appreciation (depreciation)	2.2	1.0	2.9	(0.9)	1.6	(27)%	2.2	3.6
Other	(0.2)	(0.1)	(0.0)	(0.1)	(0.1)	50%	(0.3)	(0.2)
Total ending assets	$59.4	$58.1	$58.8	$56.8	$57.6	(3)%	$59.4	$57.6

Percent of Ending Assets Subadvised by Others	10%	11%	13%	12%	12%		10%	12%

RiverSource Managed Mutual Funds by Type
Equity mutual funds	$39.0	$38.0	$39.1	$37.2	$37.4	(4)%	$39.0	$37.4
Taxable fixed income mutual funds	8.7	8.4	8.1	7.9	8.1	(7)%	8.7	8.1
Tax-exempt fixed income mutual funds	5.8	5.6	5.3	5.0	4.9	(16)%	5.8	4.9
Money market mutual funds	3.3	3.5	3.6	3.9	4.3	30%	3.3	4.3
Hybrid and other mutual funds	2.6	2.6	2.7	2.8	2.9	12%	2.6	2.9
Total ending assets	$59.4	$58.1	$58.8	$56.8	$57.6	(3)%	$59.4	$57.6

Threadneedle Managed Mutual Funds
Beginning assets	$12.4	$13.4	$14.0	$15.3	$14.9	20%	$12.2	$14.0
Sales	1.5	1.5	1.3	1.3	1.2	(20)%	3.7	3.8
Redemptions	(0.7)	(1.3)	(1.4)	(1.6)	(1.5)	#	(3.1)	(4.5)
Market appreciation (depreciation)	0.7	0.7	1.1	(0.6)	0.8	14%	1.6	1.3
Other	(0.5)	(0.3)	0.3	0.5	0.2	#	(1.0)	1.0
Total ending assets	$13.4	$14.0	$15.3	$14.9	$15.6	16%	$13.4	$15.6

Threadneedle Managed Mutual Funds by Type
Equity mutual funds	$9.9	$10.4	$11.5	$11.0	$11.5	16%	$9.9	$11.5
Fixed income mutual funds	2.8	2.9	2.9	3.0	3.1	11%	2.8	3.1
Money market mutual funds	0.2	0.2	0.3	0.3	0.3	50%	0.2	0.3
Hybrid and other mutual funds	0.5	0.5	0.6	0.6	0.7	40%	0.5	0.7
Total ending assets	$13.4	$14.0	$15.3	$14.9	$15.6	16%	$13.4	$15.6

RiverSource Collective Funds
Beginning assets	$11.3	$11.3	$11.2	$10.8	$10.6	(6)%	$12.1	$11.2
Sales	0.4	0.3	0.4	0.5	0.3	(25)%	1.3	1.2
Redemptions	(0.7)	(0.8)	(1.2)	(0.6)	(0.6)	14%	(2.6)	(2.4)
Market appreciation (depreciation)	0.2	0.2	0.4	—	0.2	—	0.3	0.6
Other	0.1	0.2	0.0	(0.1)	0.2	100%	0.2	0.1
Total ending assets	$11.3	$11.2	$10.8	$10.6	$10.7	(5)%	$11.3	$10.7

#  Variance of 100% or greater.

Ameriprise Financial, Inc.
Institutional Managed Assets Rollforwards

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
RiverSource Managed Institutional Accounts
Beginning assets	$29.1	$27.3	$27.2	$27.5	$27.3	(6)%	$30.8	$27.2
Sales	0.3	1.0	1.4	0.6	0.9	#	2.8	3.0
Redemptions	(2.3)	(0.6)	(0.8)	(0.6)	(1.7)	26%	(6.7)	(3.1)
Market appreciation (depreciation)	—	0.1	0.1	(0.1)	0.3	—	0.1	0.3
Other	0.2	(0.6)	(0.4)	(0.1)	0.1	(50)%	0.3	(0.5)
Total ending assets	$27.3	$27.2	$27.5	$27.3	$26.9	(1)%	$27.3	$26.9

RiverSource Managed Institutional Assets by Type
Equity ending assets	$4.1	$2.7	$2.5	$2.5	$2.6	(37)%	$4.1	$2.6
Fixed income ending assets	23.0	23.8	24.8	24.3	23.8	3%	23.0	23.8
Money market ending assets	0.1	0.6	0.2	0.4	0.4	#	0.1	0.4
Other ending assets	0.1	0.1	—	0.1	0.1	—	0.1	0.1
Total ending assets	$27.3	$27.2	$27.5	$27.3	$26.9	(1)%	$27.3	$26.9

Threadneedle Managed Institutional Accounts
Beginning assets	$98.8	$99.6	$99.6	$104.1	$105.2	6%	$100.6	$99.6
Sales	5.7	7.0	4.6	5.8	5.4	(5)%	13.9	15.8
Redemptions	(7.2)	(7.9)	(5.5)	(6.8)	(7.6)	(6)%	(18.0)	(19.9)
Market appreciation (depreciation)	4.2	2.5	4.1	(2.5)	2.0	(52)%	7.8	3.6
Other	(1.9)	(1.6)	1.3	4.6	3.0	#	(4.7)	8.9
Total ending assets	$99.6	$99.6	$104.1	$105.2	$108.0	8%	$99.6	$108.0

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$50.8	$49.9	$53.9	$52.5	$54.0	6%	$50.8	$54.0
Fixed income ending assets	33.2	33.6	33.7	35.9	36.9	11%	33.2	36.9
Money market ending assets	5.4	5.8	5.8	5.3	5.1	(6)%	5.4	5.1
Other ending assets	10.2	10.3	10.7	11.5	12.0	18%	10.2	12.0
Total ending assets	$99.6	$99.6	$104.1	$105.2	$108.0	8%	$99.6	$108.0

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment
Financial Advisor Managed Assets Rollforwards

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Ameriprise Wrap Accounts
Beginning assets	$42.7	$47.0	$49.7	$54.9	$56.7	33%	37.3	49.7
Mutual fund net flows	1.4	1.3	1.9	1.9	1.2	(14)%	4.8	5.0
Market appreciation (depreciation) and other	2.9	1.4	3.3	(0.1)	2.0	(31)%	4.9	5.2
Total ending assets	$47.0	$49.7	$54.9	$56.7	$59.9	27%	$47.0	$59.9

Money Market Funds as a% of Ending Assets	5.5%	6.1%	4.3%	6.2%	5.9%		5.5%	5.9%

SAI Wrap Accounts
Beginning assets	$6.1	$6.7	$8.0	$9.1	$9.8	61%	$5.1	$8.0
Net flows	0.5	1.5	0.8	0.8	0.6	20%	1.3	2.2
Market appreciation (depreciation) and other	0.1	(0.2)	0.3	(0.1)	(0.2)	#	0.3	—
Total ending assets	$6.7	$8.0	$9.1	$9.8	$10.2	52%	$6.7	$10.2

#  Variance of 100% or greater.

Ameriprise Financial, Inc.
Asset Accumulation and Income Segment
Owned Assets Related to Variable Products

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in billions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Variable Annuities (1)
Beginning balance	$29.5	$31.6	$33.2	$36.1	$36.7	24%	$28.3	$33.2
Deposits	1.7	1.7	2.1	2.5	2.4	41%	4.6	7.0
Withdrawals and surrenders	(0.9)	(0.8)	(1.0)	(1.2)	(1.0)	(11)%	(2.5)	(3.2)
Net flows	0.8	0.9	1.1	1.3	1.4	75%	2.1	3.8
Investment performance and interest credited	1.3	0.7	1.9	(0.8)	1.1	(15)%	1.3	2.2
Other	—	—	(0.1)	0.1	0.1	—	(0.1)	0.1
Total ending balance - contract reserves	$31.6	$33.2	$36.1	$36.7	$39.3	24%	$31.6	$39.3

Assets Managed by RiverSource
Variable annuity separate account assets	$16.2	$16.4	$17.2	$17.3	$18.1	12%
Variable universal life assets (2)	2.1	2.2	2.3	2.3	2.4	14%

Assets Managed by Threadneedle	3.6	3.6	4.0	4.0	4.2	17%

(1) The fixed portion of the Variable annuities product is included in the Fixed annuities product account values on page 16.

(2) Revenue associated with this product is included in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Net Investment Income
Realized gains (losses)	$(8)	$6	$1	$6	$12	#	$36	$19
Income related to interest credited and benefits line hedges	12	11	1	(13)	18	50%	9	6
Net investment income	$480	$486	$475	$427	$443	(8)%	$1,437	$1,345

Certificates (Excluding Discontinued Operations)
Beginning balance	$6,427	$6,392	$5,649	$5,180	$4,863	(24)%	$5,831	$5,649
Deposits	796	538	471	378	390	(51)%	2,706	1,239
Withdrawals and surrenders	(889)	(1,337)	(993)	(738)	(700)	21%	(2,291)	(2,431)
Net flows	(93)	(799)	(522)	(360)	(310)	#	415	(1,192)
Interest credited	58	56	55	42	56	(3)%	143	153
Other	—	—	(2)	1	(1)	—	3	(2)
Total ending balance	$6,392	$5,649	$5,180	$4,863	$4,608	(28)%	$6,392	$4,608

Asset earnings rate	4.65%	4.83%	4.89%	4.93%	4.92%		4.62%	4.91%
Crediting rate	(3.17)%	(3.34)%	(3.48)%	(3.66)%	(3.92)%		(2.88)%	(3.68)%
Spread (1)	1.48%	1.49%	1.41%	1.27%	1.00%		1.74%	1.23%

Annuities Fixed Account Balances
Beginning balance	$26,697	$26,460	$26,126	$25,529	$24,801	(7)%	$26,979	$26,126
Deposits	249	207	237	221	232	(7)%	941	690
Withdrawals and surrenders	(761)	(782)	(1,060)	(1,176)	(1,238)	(63)%	(2,207)	(3,474)
Net flows	(512)	(575)	(823)	(955)	(1,006)	(96)%	(1,266)	(2,784)
Policyholder interest credited	246	242	236	230	228	(7)%	738	694
Other	29	(1)	(10)	(3)	(46)	#	9	(59)
Total ending balance	$26,460	$26,126	$25,529	$24,801	$23,977	(9)%	$26,460	$23,977

Capitalized Interest	$4	$1	$3	$2	$3	(25)%	$14	$8
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$7,118	$6,999	$6,810	$6,572	$6,277	(12)%	$7,118	$6,277

Asset earnings rate	5.75%	5.60%	5.83%	5.64%	5.21%		5.68%	5.57%
Crediting rate	(3.56)%	(3.54)%	(3.54)%	(3.54)%	(3.56)%		(3.59)%	(3.55)%
Spread (2)	2.19%	2.06%	2.29%	2.10%	1.65%		2.09%	2.02%

(1)	The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)

Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported. The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Performance Information

	3Q	4Q	1Q	2Q	3Q
	2005	2005	2006	2006	2006
RiverSource Mutual Fund Performance (1)

Equity - 12 month	66%	69%	73%	69%	73%

Fixed Income - 12 month	45%	50%	50%	44%	78%

Taxable Fixed Income - 12 month	70%	80%	78%	67%	78%

Tax-exempt Fixed Income - 12 month	20%	20%	22%	22%	78%

Equity - 3 year	43%	38%	56%	53%	58%

Fixed Income - 3 year	31%	38%	43%	41%	47%

Taxable Fixed Income - 3 year	67%	67%	80%	63%	75%

Tax-exempt Fixed Income - 3 year	0%	20%	22%	22%	22%

Threadneedle Mutual Fund Performance (2)

Equity - 12 month	62%	69%	84%	83%	72%

Fixed Income - 12 month	67%	78%	78%	44%	67%

Equity - 3 year	19%	19%	41%	59%	64%

Fixed Income - 3 year	56%	56%	56%	56%	78%

(1) Percent of funds, equal weighted in top 2 Lipper quartiles.

(2) Percent of funds, equal weighted in top 2 S&P quartiles.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Variable Annuities
Beginning balance	$1,536	$1,641	$1,719	$1,809	$1,887	23%	$1,446	$1,719
Capitalization	101	105	112	113	119	18%	280	344
Amortization	(35)	(40)	(48)	(56)	(69)	(97)%	(126)	(173)
Other (FAS 115)	39	13	26	21	(11)	#	41	36
Total ending balance	$1,641	$1,719	$1,809	$1,887	$1,926	17%	$1,641	$1,926

Fixed Annuities
Beginning balance	$406	$409	$396	$391	$381	(6)%	$426	$396
Capitalization	8	4	6	5	5	(38)%	28	16
Amortization	(15)	(21)	(21)	(22)	(17)	(13)%	(58)	(60)
Other (FAS 115)	10	4	10	7	(10)	#	13	7
Total ending balance	$409	$396	$391	$381	$359	(12)%	$409	$359

Other
Beginning balance	$130	$106	$109	$95	$88	(32)%	$166	$109
Capitalization	4	4	5	5	4	—	15	14
Amortization	(19)	(12)	(18)	(13)	(12)	37%	(66)	(43)
Other (FAS 115)	(9)	11	(1)	1	—	#	(9)	—
Total ending balance	$106	$109	$95	$88	$80	(25)%	$106	$80

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$17	$18	$19	$19	$20	18%	$49	$58
Distribution fees	27	25	28	27	27	—	81	82
Net investment income	87	81	89	86	87	—	258	262
Premiums	207	234	226	234	249	20%	767	709
Other revenues	108	113	111	130	115	6%	322	356
Total revenues	446	471	473	496	498	12%	1,477	1,467

Expenses
Compensation and benefits - field	47	23	23	22	22	(53)%	92	67
Interest credited to account values	37	37	36	36	36	(3)%	109	108
Benefits, claims, losses and settlement expenses	183	213	223	213	230	26%	615	666
Amortization of deferred acquisition costs	(20)	39	41	62	(11)	45%	69	92
Interest and debt expense	—	—	—	—	—	—	—	—
Other expenses	67	81	76	71	70	4%	217	217
Total expenses	314	393	399	404	347	11%	1,102	1,150
Pretax segment income	$132	$78	$74	$92	$151	14%	$375	$317

Other Information
Net investment gains (losses), pretax	$3	$(2)	$2	$—	$2	(33)%	$12	$4
Contribution margin	40.1%	42.0%	40.4%	45.4%	42.2%		44.8%	42.7%
Allocated equity	$2,068	$2,162	$2,173	$2,234	$2,246	9%	$2,068	$2,246
Return on allocated equity for pretax segment income	23.7%	21.9%	19.7%	17.7%	18.1%		23.7%	18.1%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Income Statements

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$16	$18	$19	$19	$20	25%	$46	$58
Distribution fees	27	25	28	27	27	—	81	82
Net investment income	84	81	89	86	87	4%	249	262
Premiums	222	234	226	234	249	12%	640	709
Other revenues	109	113	111	130	115	6%	323	356
Total revenues	458	471	473	496	498	9%	1,339	1,467

Expenses
Compensation and benefits - field	12	23	23	22	22	83%	55	67
Interest credited to account values	37	37	36	36	36	(3)%	109	108
Benefits, claims, losses and settlement expenses	234	213	223	213	230	(2)%	627	666
Amortization of deferred acquisition costs	(20)	39	41	62	(11)	45%	52	92
Interest and debt expense	—	—	—	—	—	—	—	—
Other expenses	66	81	76	71	70	6%	203	217
Total expenses	329	393	399	404	347	5%	1,046	1,150
Adjusted pretax segment income	$129	$78	$74	$92	$151	17%	$293	$317

Other Information
Adjusted net investment gains (losses), pretax	$3	$(2)	$2	$—	$2	(33)%	$12	$4
Adjusted contribution margin	38.2%	42.0%	40.4%	45.4%	42.2%		40.9%	42.7%
Allocated equity	$2,068	$2,162	$2,173	$2,234	$2,246	9%	$2,068	$2,246
Return on allocated equity for adjusted pretax segment income	17.9%	17.9%	17.7%	17.3%	18.1%		17.9%	18.1%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Adjusted Revenues by Product

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees
VUL / UL	$16	$16	$18	$18	$19	19%	$44	$55
Auto and Home	—	1	1	1	1	—	2	3
Disability income, LTC and other	—	1	—	—	—	—	—	—
Adjusted Management, financial advice and service fees	16	18	19	19	20	25%	46	58
AMEX Assurance	1	—	—	—	—	#	3	—
Total Management, financial advice and service fees	17	18	19	19	20	18%	49	58

Distribution fees
VUL / UL	18	17	18	19	18	—	53	55
Auto and Home	—	—	1	—	—	—	1	1
Disability income, LTC and other	9	8	9	8	9	—	27	26
Adjusted Distribution fees	27	25	28	27	27	—	81	82
AMEX Assurance	—	—	—	—	—	—	—	—
Total Distribution fees	27	25	28	27	27	—	81	82

Net investment income
VUL / UL	30	31	31	29	27	(10)%	89	87
Traditional life	4	4	4	4	4	—	12	12
Auto and Home	7	9	10	10	14	#	20	34
Disability income, LTC and other	43	37	44	43	42	(2)%	128	129
Adjusted Net investment income	84	81	89	86	87	4%	249	262
AMEX Assurance	3	—	—	—	—	#	9	—
Total Net investment income	87	81	89	86	87	—	258	262

Premiums
Traditional life	16	22	18	18	19	19%	53	55
Auto and Home	132	136	133	139	140	6%	368	412
Disability income, LTC and other	74	76	75	77	90	22%	219	242
Adjusted Premiums	222	234	226	234	249	12%	640	709
AMEX Assurance	(15)	—	—	—	—	#	127	—
Total Premiums	207	234	226	234	249	20%	767	709

Other revenues
VUL / UL	109	110	111	132	111	2%	325	354
Auto and Home	—	—	(1)	—	1	—	(2)	—
Disability income, LTC and other	—	3	1	(2)	3	—	—	2
Adjusted Other revenues	109	113	111	130	115	6%	323	356
AMEX Assurance	(1)	—	—	—	—	#	(1)	—
Total Other revenues	108	113	111	130	115	6%	322	356

Total revenues	$446	$471	$473	$496	$498	12%	$1,477	$1,467

Total revenues by product
VUL / UL	$173	$174	$178	$198	$175	1%	$511	$551
Traditional life	20	26	22	22	23	15%	65	67
Auto and Home	139	146	144	150	156	12%	389	450
Disability income, LTC and other	126	125	129	126	144	14%	374	399
Adjusted Total revenues by product	458	471	473	496	498	9%	1,339	1,467
AMEX Assurance	(12)	—	—	—	—	#	138	—
Total revenues by product	$446	$471	$473	$496	$498	12%	$1,477	$1,467

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

						3Q’06 vs.
(in millions unless otherwise noted, unaudited)	3Q 2005	4Q 2005	1Q 2006	2Q 2006	3Q 2006	3Q’05 % Change	YTD 2005	YTD 2006
Sales
VUL/UL (1)	$88	$92	$90	$86	$84	(5)%	$248	$260
Term and whole life	5	5	5	5	4	(20)%	15	14
Disability income	5	6	5	5	5	—	16	15
Brokered insurance and other	10	10	10	10	11	10%	31	31

Lapse Rate
VUL/UL	5.2%	5.0%	5.7%	5.6%	6.1%		5.2%	5.7%

Face Amount Outstanding
VUL/UL	$104,331	$105,924	$107,531	$108,974	$110,419	6%	$104,331	$110,419
Term and whole life	50,255	52,163	54,346	56,517	58,293	16%	50,255	58,293
Other (2)	1,941	1,931	1,906	1,882	1,867	(4)%	1,941	1,867
Total face amount outstanding	$156,527	$160,018	$163,783	$167,373	$170,579	9%	$156,527	$170,579

Policyholder Reserves
VUL/UL	$7,131	$7,327	$7,708	$7,653	$7,882	11%	$7,131	$7,882
Term and whole life	232	234	234	237	235	1%	232	235
Disability income	348	356	368	374	381	9%	348	381
Long term care and other	2,081	2,107	2,133	2,147	2,167	4%	2,081	2,167

Net Amount at Risk (3)
VUL/UL	$49,171	$48,804	$48,047	$47,731	$47,019	(4)%	$49,171	$47,019
Term and whole life	15,605	15,616	15,449	15,435	15,091	(3)%	15,605	15,091

Auto and Home Insurance
Policy count (in thousands)	445	451	459	469	481	8%	445	481
Loss ratio	83.3%	82.6%	82.8%	74.4%	82.8%		82.3%	80.0%
Expense ratio	13.0%	17.2%	14.9%	15.7%	15.8%		14.9%	15.5%

(1) Includes lump sum deposits.

(2) Includes only other life insurance.

(3) Face amount outstanding less policyholder reserves net of re-insurance.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Product Rollforwards

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$6,847	$7,131	$7,327	$7,708	$7,653	12%	$6,686	$7,327
Premiums and deposits	249	259	266	264	263	6%	744	793
Investment performance and interest credited	246	139	339	(98)	183	(26)%	308	424
Withdrawals and surrenders	(229)	(221)	(242)	(244)	(237)	(3)%	(644)	(723)
Other	18	19	18	23	20	11%	37	61
Total ending balance	$7,131	$7,327	$7,708	$7,653	$7,882	11%	$7,131	$7,882

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,269	$1,350	$1,371	$1,397	$1,422	12%	$1,239	$1,371
Capitalization	34	34	34	31	30	(12)%	96	95
Amortization	40	(16)	(14)	(10)	38	(5)%	8	14
Other (FAS 115)	7	3	6	4	2	(71)%	7	12
Total ending balance	$1,350	$1,371	$1,397	$1,422	$1,492	11%	$1,350	$1,492

Term and Whole Life
Beginning balance	$96	$100	$101	$102	$104	8%	$92	$101
Capitalization	7	6	6	6	6	(14)%	20	18
Amortization	(3)	(6)	(6)	(4)	(4)	(33)%	(11)	(14)
Other	—	1	1	—	(1)	—	(1)	—
Total ending balance	$100	$101	$102	$104	$105	5%	$100	$105

Disability Income, LTC and Other
Beginning balance	$443	$445	$448	$446	$447	1%	$436	$448
Capitalization	16	16	15	12	13	(19)%	45	40
Amortization	(12)	(12)	(16)	(13)	(11)	8%	(35)	(40)
Other	(2)	(1)	(1)	2	(1)	50%	(1)	—
Total ending balance	$445	$448	$446	$447	$448	1%	$445	$448

Auto and Home
Beginning balance	$35	$37	$38	$40	$13	(63)%	$32	$38
Capitalization	7	6	7	8	12	71%	19	27
Amortization	(5)	(5)	(5)	(35)	(12)	#	(14)	(52)
Other	—	—	—	—	—	—	—	—
Total ending balance	$37	$38	$40	$13	$13	(65)%	$37	$13

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

 Income Statements

	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
(in millions, unaudited)	2005	2005	2006	2006	2006	% Change	2005	2006
Revenues
Management, financial advice and service fees	$47	$41	$45	$48	$43	(9)%	$154	$136
Distribution fees	—	3	—	1	1	—	—	2
Net investment income (loss)	(6)	7	10	9	12	#	(28)	31
Premiums (1)	(5)	(6)	(6)	(5)	(5)	—	(16)	(16)
Other revenues	7	10	5	11	5	(29)%	21	21
Total revenues	43	55	54	64	56	30%	131	174

Expenses
Compensation and benefits - field	30	35	34	38	36	20%	99	108
Interest and debt expense	16	21	20	23	28	75%	52	71
Other expenses	40	12	44	47	31	(23)%	98	122
Total expenses before separation costs	86	68	98	108	95	10%	249	301
Pretax segment loss before separation costs	(43)	(13)	(44)	(44)	(39)	9%	(118)	(127)
Separation costs, pretax	92	125	67	84	87	(5)%	168	238
Pretax segment loss	$(135)	$(138)	$(111)	$(128)	$(126)	7%	$(286)	$(365)

Other Information
Net investment gains (losses), pretax	$(1)	$1	$1	$—	$—	#	$13	$1
Allocated equity	2,060	1,812	1,759	1,900	1,823	(12)%	2,060	1,823

(1) Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

	September 30,	December 31,	March 31,	June 30,	September 30,
(in millions, unaudited)	2005	2005	2006	2006	2006
Balance Sheet Detail
American Express debt	$—	$—	$—	$—	$—
Senior notes	1,351	1,500	1,500	1,500	1,500
Fixed rate sales leaseback	—	—	—	—	—
Medium term notes	50	50	—	—	—
Junior subordinated notes (1)	—	—	—	500	500

Non-recourse debt
Debt of CDO	310	283	284	254	254
Debt of property fund limited partnerships	—	—	137	165	—
Subtotal non-recourse debt	310	283	421	419	254
Total debt	$1,711	$1,833	$1,921	$2,419	$2,254
Total debt excluding non-recourse debt	$1,401	$1,550	$1,500	$2,000	$2,000
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,401	$1,550	$1,500	$1,625	$1,625

Shareholders’ Equity
Common stock	$2	$2	$3	$3	$3
Additional paid-in capital	4,094	4,091	4,208	4,254	4,291
Retained earnings	3,661	3,745	3,862	3,976	4,123
Treasury stock	—	—	(290)	(332)	(438)
Accumulated other comprehensive income (loss), net of tax	(20)	(151)	(442)	(666)	(226)
Total shareholders’ equity	$7,737	$7,687	$7,341	$7,235	$7,753

Total capital	$9,448	$9,520	$9,262	$9,654	$10,007
Total capital excluding non-recourse debt	9,138	9,237	8,841	9,235	9,753
Junior subordinated notes 75% equity credit (1)	$—	$—	$—	$375	$375

Other Information
Ratio of earnings to fixed charges	8.0 x	5.1 x	6.6 x	5.8 x	6.1 x
Ratio of earnings to fixed charges without non-recourse debt interest	8.7 x	5.1 x	7.8 x	7.0 x	7.0 x

Debt to total capital	18.1%	19.3%	20.7%	25.1%	22.5%
Debt to total capital excluding non-recourse debt	15.3%	16.8%	17.0%	21.7%	20.5%
Debt to total capital excluding non-recourse debt and 75% equity credit	—	—	—	17.6%	16.7%

Double Leverage	106.9%	103.7%	105.9%	105.8%	106.7%

Financial Strength
Claims Paying Rating	A.M. Best	S & P	Moody’s	Fitch
IDS Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP).  This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs.  These non-GAAP financial measures, which management views as important indicators of financial performance, include:

• Consolidated income statements adjusted to exclude AMEX Assurance and separation costs;

• Protection segment income statements adjusted to exclude AMEX Assurance;

• Total expenses before separation costs;

• Adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance);

• Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

• Adjusted contribution margin (adjusted to exclude AMEX Assurance);

• Income before income tax provision, discontinued operations and separation costs;

• Income tax provision before tax benefit attributable to separation costs;

• Income before discontinued operations and separation costs;

• Separation cost, after-tax;

• Adjusted pretax segment income (adjusted to exclude AMEX Assurance);

• Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

• Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Contribution Margin — Total revenues less compensation and benefits — field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues. Amounts exclude AMEX Assurance.

Adjusted Earnings — Income before discontinued operations, AMEX Assurance and non-recurring separation costs.

Adjusted Net Investment Gains (Losses), Pretax — Represents the net investment gains (losses) adjusted to exclude AMEX Assurance.

Adjusted Return on Equity — Adjusted return on equity (“ROE”) is calculated using as the numerator adjusted earnings for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Administered Assets — Administered assets include assets for which the Company provides administrative services such as assets of its clients invested in other companies’ products that the Company offers outside of its wrap accounts. These assets include those held in customers’ brokerage accounts. The Company does not exercise management discretion over these assets and does not earn a management fee. These assets are not reported on the Company’s Consolidated Balance Sheets.

Allocated Equity — The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company — A legal entity owned by IDS Property Casualty Insurance Company that offers travel and other card insurance to American Express customers. This business had historically been reported in the Travel Related Services segment of American Express Company (American Express). Under the separation agreement with American Express, 100 percent of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. Ameriprise Financial expects to sell the legal entity of AMEX Assurance to American Express within two years after September 30, 2005 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment — This segment offers products and services, both the Company’s and other companies’, to help the Company’s retail clients address identified financial objectives related to asset accumulation and income management.  Products and services in this segment are related to financial advice services, asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts, financial advice services and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, alternative investments and 401(k) markets.  The Company earns revenues in this segment primarily through fees the Company receives based on managed assets and annuity separate account assets.  These fees are impacted by both market movements and net asset flows.  The Company also earns net investment income on owned assets, principally supporting the fixed annuity business and distribution fees on sales of mutual funds and other products.  This segment includes the results of Securities America Financial Corporation (“SAFC”), which through its operating subsidiary, Securities America, Inc., operates its own separately branded distribution network.

Auto and Home Insurance — Personal auto and home protection products marketed directly to customers through marketing alliances such as with Costco Wholesale and Ford Motor Credit Company. The Company sells these products through its auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home).

Book Value per Share — Total shareholders’ equity divided by the number of common shares outstanding and nonforfeitable restricted stock rights vested at period-end.

Branded Advisor Clients — Individual, business, or institutional clients that receive investment advice and other services from an Ameriprise employee or franchisee-based financial advisor excluding Financial Service Center clients.

Clients With a Financial Plan Percentage — The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employees, franchise advisors and the Company’s customer service organization.

Company — Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, the Company transferred its 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express. The assets, liabilities and results of operations of AEIDC are reported as discontinued operations.

Contribution Margin — Total revenues less compensation and benefits — field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment — This segment consists of income derived from financial planning fees, corporate level assets and unallocated corporate expenses.  This segment also includes non-recurring costs associated with the Company’s separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Debt to Capital Ratio — A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a Collaterized Debt Obligation (“CDO”) consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information, excluding non-recourse debt  that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006.  These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization — Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Double Leverage — A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings — Represents the ratio of income tax provision before tax benefit attributable to separation costs, divided by income before income tax provision, discontinued operations, and separation costs.

Financial Plans Sold — The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession — An internal measure, commonly used in the financial services industry, of the sales production of the advisor channel.

Managed Assets — Managed assets includes client assets for which the Company provides investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in its wrap accounts (retail accounts for which the Company receives a fee based on assets held in the account).  Managed assets also include assets managed by sub-advisors selected by the Company. Managed assets do not include owned assets or administered assets. These assets are not reported on the Company’s Consolidated Balance Sheets.

Mass Affluent — Individuals with $100,000 to $1 million in investable assets.

Mass Affluent Clients — Individuals with over $100,000 in investable assets or comparable product values with the Company.

Net Flows — Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin — A ratio representing net income as a percentage of total revenues.

Owned Assets — Owned assets include certain financial assets on the Company’s Consolidated Balance Sheet, principally investments in the general and separate accounts of its life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) — Segment income (loss) before income tax provision (benefit) and discontinued operations.

Protection Segment — This segment offers a variety of protection products, both the Company’s and other companies’, including life, disability income, long term care and auto and home insurance to address the identified protection and risk management needs of the Company’s retail clients. The Company earns revenues in this operating segment primarily through premiums, fees and charges that the Company receives to assume insurance-related risk, fees the Company receives from insurance, separate account assets and net investment income the Company earns on general account owned assets on the Company’s consolidated balance sheets related to this segment.

Ratio of Earnings to Fixed Charges — A ratio comprised of earnings divided by fixed charges.  Earnings are defined as income before income tax provision, discontinued operations and accounting change plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investments and minority interests in consolidated entities.  Fixed charges are defined as interest and debt expense, and the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a Collaterized Debt Obligation consolidated in accordance with FIN 46(R) and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income — Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters.  Estimates of pretax segment income for the last quarter of 2004 were used in these calculations.

RiverSource Managed Assets — Managed client assets of RiverSource Investments, LLC, an SEC registered investment advisor that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Securities America Financial Corporation — Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts — Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs — The Company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing the Company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax — For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

Strategic Portfolio Services — Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features.  SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution — Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities, and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients — The sum of all clients, individual, business, and institutional, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital — Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts — Wrap accounts enable the Company’s clients to purchase securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. The Company offers clients the opportunity to select proprietary and non-proprietary funds. The Company currently offers discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or an investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in the Company’s wrap accounts generally pay an asset based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses including Rule 12b-1 fees.

EXHIBIT A

RiverSourceSM Mutual Fund Performance
and Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of September 30, 2006

Source of Data:  Lipper

	Rankings and Annualized Returns at NAV												Annualized Returns at POP
Class A Shares by	1 year		3 years		5 years		10 years		Fund Inception	Since Inception	Ranking Since		Max. Front Sales	1	3	5	10	Since
Lipper Category	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	year	years	years	years	Inception
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	20.49	45%	28.96	56%	25.34	80%			11/13/1996	8.40	11/14/1996	52%	5.75	13.56	26.44	23.86		7.75
Lipper Fund Ranking / Total Funds in Category		94 / 209		98 / 177		114 / 143						35 / 67
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	14.72	15%	20.61	2%	13.75	5%	10.64	15%	10/15/1990	12.91	10/18/1990	36%	5.75	8.12	18.25	12.41	9.99	12.49
Lipper Fund Ranking / Total Funds in Category		35 / 234		3 / 175		5 / 120		12 / 82				10 / 27
RiverSourceSM Dividend Opportunity Fund	14.22	20%	14.42	44%	4.11	98%	7.99	72%	8/1/1988	9.85	8/4/1988	73%	5.75	7.65	12.18	2.88	7.36	9.50
Lipper Fund Ranking / Total Funds in Category		46 / 234		77 / 175		118 / 120		59 / 82				16 / 21
European Region Funds
RiverSourceSM European Equity Fund	22.00	57%	20.63	87%	10.72	83%			6/26/2000	1.57	6/26/2000	89%	5.75	14.98	18.27	9.41		0.61
Lipper Fund Ranking / Total Funds in Category		54 / 95		78 / 89		67 / 80						53 / 59
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	9.88	22%	12.60	24%	8.11	34%	6.18	85%	1/23/1985	10.96	1/24/1985	34%	5.75	3.56	10.40	6.84	5.55	10.66
Lipper Fund Ranking / Total Funds in Category		28 / 127		24 / 101		28 / 83		33 / 38				2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	11.79	48%	18.11	9%	9.86	22%	4.60	73%	5/29/1990	5.85	5/31/1990	84%	5.75	5.36	15.81	8.57	3.98	5.47
Lipper Fund Ranking / Total Funds in Category		35 / 73		5 / 58		10 / 46		16 / 21				5 / 5
Gold-Oriented Funds
RiverSourceSM Precious Metals Fund	31.87	34%	17.08	68%	26.48	80%	2.90	76%	4/22/1985	7.72	4/25/1985	37%	5.75	24.29	14.80	24.99	2.29	7.42
Lipper Fund Ranking / Total Funds in Category		18 / 53		33 / 48		31 / 38		19 / 24				4 / 10
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	18.35	35%	19.29	57%	10.18	79%	3.45	91%	11/15/1984	8.76	11/15/1984	84%	5.75	11.55	16.95	8.88	2.84	8.46
Lipper Fund Ranking / Total Funds in Category		71 / 206		109 / 193		132 / 168		70 / 76				5 / 5
International Multi Cap Growth Funds
RiverSourceSM International Aggressive Growth Fund *	18.27	48%	22.87	13%	14.29	40%			9/28/2001	14.27	9/28/2001	40%	5.75	11.47	20.47	12.95		12.93
Lipper Fund Ranking / Total Funds in Category		84 / 177		18 / 148		48 / 121						48 / 121
International Multi Cap Value Funds
RiverSourceSM International Equity Fund *	20.28	34%	19.77	88%					10/3/2002	20.07	10/3/2002	94%	5.75	13.36	17.43			18.30
Lipper Fund Ranking / Total Funds in Category		42 / 123		92 / 104								84 / 89
RiverSourceSM International Select Value Fund *	21.41	19%	25.20	18%	17.88	29			9/28/2001	17.85	9/28/2001	29%	5.75	14.43	22.76	16.49		16.47
Lipper Fund Ranking / Total Funds in Category		23 / 123		18 / 104		23 / 79						23 / 79
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund *	10.44	88%	17.57	92%					10/3/2002	23.46	10/3/2002	77%	5.75	4.09	15.28			21.64
Lipper Fund Ranking / Total Funds in Category		43 / 48		42 / 45								30 / 38
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	8.91	54%	9.85	66%					3/28/2002	4.17	3/28/2002	44%	5.75	2.65	7.71			2.81
Lipper Fund Ranking / Total Funds in Category		452 / 844		464 / 711								270 / 621
RiverSourceSM Fundamental Growth Fund *	3.99	94%	4.97	98%					4/24/2003	6.70	4/24/2003	97%	5.75	-1.99	2.91			4.87
Lipper Fund Ranking / Total Funds in Category		786 / 844		692 / 711								658 / 684
RiverSourceSM Disciplined Equity Fund	9.51	44%	12.34	21%					4/24/2003	14.00	4/24/2003	20%	5.75	3.22	10.14			12.05
Lipper Fund Ranking / Total Funds in Category		370 / 844		147 / 711								132 / 684
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.65	25%	9.20	24%	5.59	18%	3.00	91%	3/1/1972	11.80	3/2/1972	20%	5.75	-0.42	7.06	4.34	2.39	11.61
Lipper Fund Ranking / Total Funds in Category		176 / 717		142 / 612		86 / 498		155 / 171				5 / 24
Large Cap Value Fund
RiverSourceSM Equity Value Fund	15.94	3%	18.32	2%	8.84	32%	8.22	58%	3/20/1995	9.96	3/23/1995	61%	5.75	9.28	16.00	7.56	7.58	9.40
Lipper Fund Ranking / Total Funds in Category		12 / 505		6 / 420		96 / 303		76 / 132				61 / 99
RiverSourceSM Large Cap Value Fund	12.32	54%	13.22	66%					6/27/2002	9.64	6/27/2002	54%	5.75	5.86	11.01			8.13
Lipper Fund Ranking / Total Funds in Category		273 / 505		277 / 420								192 / 357
RiverSourceSM Value Fund *	13.99	22%	13.49	61%	8.94	31%			6/18/2001	5.55	6/18/2001	43%	5.75	7.43	11.28	7.65		4.37
Lipper Fund Ranking / Total Funds in Category		109 / 505		254 / 420		93 / 303						126 / 296
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	-4.27	100%	7.68	93%	7.58	62%	7.99	37%	6/4/1957				5.75	-9.78	5.58	6.31	7.35
Lipper Fund Ranking / Total Funds in Category		600 / 605		443 / 479		231 / 373		51/137
RiverSourceSM Aggressive Growth Fund *	2.13	75%	11.65	57%					4/24/2003	16.58	4/24/2003	39%	5.75	-3.74	9.47			14.58
Lipper Fund Ranking / Total Funds in Category		450 / 605		269 / 479								175 / 456
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	13.18	8%	23.27	3%					2/14/2002	15.29	2/14/2002	10%	5.75	6.67	20.86			13.82
Lipper Fund Ranking / Total Funds in Category		22 / 286		5 / 222								18 / 182
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund **									5/18/2006	3.97	5/18/2006	45%	5.75					-2.01
Lipper Fund Ranking / Total Funds in Category												45 / 100
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund **									5/18/2006	4.69	5/18/2006	24%	5.75					-1.33
Lipper Fund Ranking / Total Funds in Category												31 / 130
RiverSourceSM Retirement Plus 2020 Fund **
Lipper Fund Ranking / Total Funds in Category									5/18/2006	4.60	5/18/2006	26% 34 / 130	5.75					-1.42

A1

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2006

Source of Data:  Lipper

	Rankings and Annualized Returns at NAV													Annualized Returns at POP
Class A Shares													Max.
by									Fund	Since			Front
Lipper	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales	1	3	5	10	Since
Category	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	year	years	years	years	Inception
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund **									5/18/2006	4.39	5/18/2006	27%	5.75					-1.61
Lipper Fund Ranking / Total Funds in Category												31 / 114
RiverSourceSM Retirement Plus 2030 Fund **									5/18/2006	4.71	5/18/2006	19%	5.75					-1.31
Lipper Fund Ranking / Total Funds in Category												21 / 114
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund **									5/18/2006	4.08	5/18/2006	38%	5.75					-1.91
Lipper Fund Ranking / Total Funds in Category												53 / 141
RiverSourceSM Retirement Plus 2040 Fund **									5/18/2006	4.60	5/18/2006	19%	5.75					-1.41
Lipper Fund Ranking / Total Funds in Category												26 / 141
RiverSourceSM Retirement Plus 2045 Fund **									5/18/2006	4.39	5/18/2006	25%	5.75					-1.61
Lipper Fund Ranking / Total Funds in Category												35 / 141
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.73	58%							3/4/2004	4.33	3/4/2004	47%	4.75	-0.24				2.37
Lipper Fund Ranking / Total Funds in Category		182 / 317										97 / 206
RiverSourceSM Portfolio Builder Moderate Conservative Fund	6.06	24%							3/4/2004	5.78	3/4/2004	13%	4.75	1.02				3.79
Lipper Fund Ranking / Total Funds in Category		74 / 317										25 / 206
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	8.62	35%							3/4/2004	8.05	3/4/2004	22%	5.75	2.37				5.60
Lipper Fund Ranking / Total Funds in Category		202 / 581										105 / 493
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	9.46	15%	9.88	27%	6.14	56%	3.67	95%	4/16/1940	•			5.75	3.17	7.73	4.89	3.06	•
Lipper Fund Ranking / Total Funds in Category		59 / 400		74 / 279		123 / 219		89 / 93
RiverSourceSM Portfolio Builder Moderate Fund	7.70	39%							3/4/2004	7.30	3/4/2004	21%	5.75	1.51				4.86
Lipper Fund Ranking / Total Funds in Category		154 / 400										65 / 316
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund *	10.34	25%	13.92	24%	8.56	32%			6/18/2001	5.56	6/18/2001	30%	5.75	3.99	11.70	7.28		4.38
Lipper Fund Ranking / Total Funds in Category		204 / 845		142 / 595		137 / 440						124 / 422
RiverSourceSM Portfolio Builder Aggressive Fund	9.85	32%							3/4/2004	8.97	3/4/2004	27%	5.75	3.54				6.49
Lipper Fund Ranking / Total Funds in Category		265 / 845										172 / 657
RiverSourceSM Portfolio Builder Total Equity Fund	11.02	18%							3/4/2004	9.93	3/4/2004	14%	5.75	4.64				7.43
Lipper Fund Ranking / Total Funds in Category		144 / 845										89 / 657
Multi Cap Value Funds
RiverSourceSM Select Value Fund *	9.47	75%	13.66	71%					3/8/2002	9.64	3/8/2002	14%	5.75	3.17	11.44			8.23
Lipper Fund Ranking / Total Funds in Category		363 / 487		262 / 371								41 / 292
Real Estate Funds
RiverSourceSM Real Estate Fund	28.88	22%							3/4/2004	25.20	3/4/2004	13%	5.75	21.47				22.35
Lipper Fund Ranking / Total Funds in Category		53 / 250										26 / 204
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund ***	10.24	11.60	6.34						10/25/1999	1.38	10/28/1999		—	10.24	11.60	6.34		1.38
Science & Technology Fund
RiverSourceSM Global Technology Fund	14.29	7%	14.39	8%	10.16	14%			11/13/1996	5.24	11/14/1996	65%	5.75	7.71	12.15	8.86		4.61
Lipper Fund Ranking / Total Funds in Category		18 / 288		20 / 259		30 / 227						27 / 41
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund *	4.46	80%	15.37	51%					3/8/2002	7.99	3/8/2002	77%	5.75	-1.55	13.12			6.60
Lipper Fund Ranking / Total Funds in Category	523 / 657		258 / 508									330 / 429
RiverSourceSM Small Cap Value Fund *	9.32	33%	15.32	53%	14.38	37%			6/18/2001	11.59	6/18/2001	29%	5.75	3.03	13.06	13.03		10.35
Lipper Fund Ranking / Total Funds in Category	211 / 657		266 / 508		146 / 397							105 / 371
RiverSourceSM Small Cap Advantage Fund	5.54	71%	14.75	61%	13.33	56%			5/4/1999	7.87	5/6/1999	86%	5.75	-0.52	12.51	12.00	7.01
Lipper Fund Ranking / Total Funds in Category		466 / 657		306 / 508		219 / 397						219 / 254
RiverSourceSM Small Company Index Fund	6.37	62%	16.38	38%	14.03	45%	10.09	61%	8/19/1996	10.46	8/22/1996	62%	5.75	0.25	14.11	12.69	9.44	9.81
Lipper Fund Ranking / Total Funds in Category		407 / 657		191 / 508		176 / 397		64 / 105				64 / 103
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund *	4.70	44%	8.22	76%	5.82	78%			1/24/2001	-0.96	1/24/2001	72%	5.75	-1.32	6.10	4.58		-1.99
Lipper Fund Ranking / Total Funds in Category		243 / 558		350 / 463		287 / 370						#N/A
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund **									2/16/2006	-2.05	2/16/2006	84%	5.75					-7.69
Lipper Fund Ranking / Total Funds in Category												#N/A

•   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

*    Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

**  Since inception returns are cumulative.

*** RiverSourceSM S&P 500 Index Fund data is for D shares.

A2

Fixed Income Fund Performance & Lipper Ranking

As of September 30, 2006

Source of Data:  Lipper

	Rankings and Annualized Returns at NAV												Annualized Returns at POP
													Max.
Class A									Fund	Since			Front
Shares by	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales	1	3	5	10	Since
Lipper Category	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	year	years	years	years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund **									2/16/2006	3.04	2/16/2006	35%	4.75					-1.86
Lipper Fund Ranking / Total Funds in Category												19 / 54
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund **									6/15/2006	1.22	6/15/2006	50%	4.75					-3.59
Lipper Fund Ranking / Total Funds in Category												20 / 39
Global Income Funds
RiverSourceSM Global Bond Fund	2.97	38%	4.15	49%	6.87	37%	4.90	63%	3/20/1989	7.39	3/23/1989	34%	4.75	-1.92	2.47	5.83	4.39	7.09
Lipper Fund Ranking / Total Funds in Category		38 / 99		46 / 93		28 / 76		33 / 52				3 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	8.09	16%	9.35	17%	8.86	53%	4.83	63%	12/8/1983	8.24	12/8/1983	46%	4.75	2.96	7.59	7.81	4.32	8.01
Lipper Fund Ranking / Total Funds in Category		72 / 458		66 / 396		168 / 321		76 / 120				11 / 23
RiverSourceSM Income Opportunities Fund	6.18	66%	7.89	51%					6/19/2003	7.85	6/19/2003	52%	4.75	1.14	6.16			6.26
Lipper Fund Ranking / Total Funds in Category		299 / 458		201 / 396								202 / 388
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	3.20	47%	2.84	61%					6/19/2003	2.17	6/19/2003	69%	4.75	-1.70	1.18			0.67
Lipper Fund Ranking / Total Funds in Category		225 / 486		257 / 426								281 / 411
RiverSourceSM Diversified Bond Fund	3.42	31%	3.31	31%	4.15	54%	5.30	68%	10/3/1974	9.18	10/3/1974	25%	4.75	-1.49	1.65	3.14	4.79	9.01
Lipper Fund Ranking / Total Funds in Category		147 / 486		132 / 426		184 / 340		103 / 151				1 / 3
Loan Participation Funds
RiverSourceSM Floating Rate Fund **									2/16/2006	4.31	2/16/2006	8%	4.75					-0.64
Lipper Fund Ranking / Total Funds in Category												4 / 51
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund **									2/16/2006	4.42	2/16/2006	7%	4.75					-0.54
Lipper Fund Ranking / Total Funds in Category												23 / 355
RiverSourceSM Income Builder Moderate Income Fund **									2/16/2006	4.94	2/16/2006	4%	4.75					-0.05
Lipper Fund Ranking / Total Funds in Category												12 / 355
RiverSourceSM Income Builder Enhanced Income Fund **									2/16/2006	4.68	2/16/2006	6%	4.75					-0.29
Lipper Fund Ranking / Total Funds in Category												19 / 355
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	3.36	34%	2.66	22%					6/19/2003	2.24	6/19/2003	23%	4.75	-1.55	1.01			0.74
Lipper Fund Ranking / Total Funds in Category		50 / 150		27 / 126								28 / 124
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	3.56	37%	1.82	46%	2.42	48%	4.29	55%	8/19/1985	6.31	8/22/1985	15%	4.75	-1.35	0.18	1.43	3.79	6.06
Lipper Fund Ranking / Total Funds in Category		34 / 93		40 / 87		36 / 74		28 / 50				1 / 6
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	1.40	42%							3/4/2004	2.86	3/4/2004	47%	4.75	-3.41				0.93
Lipper Fund Ranking / Total Funds in Category		48 / 116										#N/A
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	3.49	57%	3.35	39%					2/14/2002	4.16	2/14/2002	36%	4.75	-1.42	1.68			3.07
Lipper Fund Ranking / Total Funds in Category		45 / 78		28 / 71								#N/A
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.04	60%	4.40	49%	4.49	52%	5.03	68%	8/18/1986	5.92	8/31/1986	78%	4.75	-0.90	2.72	3.48	4.52	5.67
Lipper Fund Ranking / Total Funds in Category		73 / 121		56 / 115		50 / 97		50 / 73				17 / 21
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.13	49%	3.75	56%	4.39	52%	5.01	49%	5/7/1979	6.90	5/31/1979	46%	4.75	-0.82	2.08	3.38	4.50	6.72
Lipper Fund Ranking / Total Funds in Category		124 / 256		137 / 247		114 / 220		71 / 145				11 / 23
RiverSourceSM Tax-Exempt Bond Fund	3.92	58%	3.63	61%	4.14	64%	5.03	48%	11/24/1976	6.05	11/30/1976	78%	4.75	-1.01	1.96	3.13	4.52	5.88
Lipper Fund Ranking / Total Funds in Category		147 / 256		151 / 247		141 / 220		69 / 145				7 / 8
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	3.30	50%	2.60	52%	3.77	52%			11/13/1996	4.22	11/14/1996	84%	4.75	-1.61	0.95	2.77		3.71
Lipper Fund Ranking / Total Funds in Category		77 / 155		69 / 133		55 / 106						61 / 72
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	3.85	41%	3.47	63%	4.01	72%	4.63	75%	7/2/1987	5.80	7/31/1987	93%	4.75	-1.08	1.80	3.00	4.12	5.53
Lipper Fund Ranking / Total Funds in Category		21 / 51		32 / 50		36 / 49		29 / 38				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	3.93	34%	3.64	47%	4.33	44%	4.70	64%	7/2/1987	5.97	7/31/1987	88%	4.75	-1.01	1.97	3.31	4.19	5.70
Lipper Fund Ranking / Total Funds in Category		10 / 29		14 / 29		13 / 29		16 / 24				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.03	29%	3.51	62%	4.41	57%	4.92	43%	8/18/1986	5.98	8/31/1986	58%	4.75	-0.91	1.84	3.39	4.41	5.73
Lipper Fund Ranking / Total Funds in Category		15 / 51		31 / 49		26 / 45		18 / 41				4 / 6
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.06	44%	3.52	61%	4.43	49%	4.95	63%	8/18/1986	5.77	8/31/1986	78%	4.75	-0.89	1.86	3.42	4.44	5.52
Lipper Fund Ranking / Total Funds in Category		46 / 104		64 / 104		44 / 90		42 / 66				14 / 17
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	3.65	45%	3.14	70%	3.91	68%	4.58	71%	7/2/1987	5.77	7/31/1987	89%	4.75	-1.27	1.48	2.91	4.07	5.51
Lipper Fund Ranking / Total Funds in Category		19 / 42		30 / 42		27 / 39		24 / 33				8 / 8

**  Since inception returns are cumulative.

A3

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of September 30, 2006

Source of Data:  Lipper

Rankings based on annualized total returns, excluding sales charges.  Net asset value (“NAV”) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 IndexFund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

The performance information shown represents past performance and is not a guarantee of future results.  The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance information shown.

You may obtain performance information current to the most recent month-end by visiting www.ameriprise.com/amp/individual/products/investing/mutualfunds.

A4

Ameriprise Financial, Inc.

Important Disclosures

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/investments.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For more complete information about our funds, which contains this and other information, call (800) 297-3863, TTY: (800) 846-4852, for a free prospectus. Read the prospectus carefully before you invest.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.

A5

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance
Revenues
Management, financial advice and service fees	$687	$1	$686
Distribution fees	296	—	296
Net investment income	561	3	558
Premiums	202	(15)	217
Other revenues	127	(1)	128
Total revenues	1,873	(12)	1,885

Expenses
Compensation and benefits:
Field	408	35	373
Non-field	295	—	295
Total compensation and benefits	703	35	668
Interest credited to account values	337	—	337
Benefits, claims, losses and settlement expenses	190	(51)	241
Amortization of deferred acquisition costs	49	—	49
Interest and debt expense	16	—	16
Other expenses	305	1	304
Total expenses before separation costs (1)	1,600	(15)	1,615
Income before income tax provision, discontinued operations and separation costs (1)	273	3	270
Income tax provision before tax benefit attributable to separation costs (1)	91	—	91
Income before discontinued operations and separation costs (1)	182	$3	$179
Separation costs, after-tax (1)	59
Income before discontinued operations	123
Discontinued operations, net of tax	2
Net income	$125

(1)              Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B1

Ameriprise Financial, Inc.

Reconciliation Table: Adjusted Consolidated Income Statements Excluding AMEX Assurance

For the Nine Months Ended September 30, 2005

(in millions, unaudited)	Adjusted Consolidated (1)	AMEX Assurance	Adjusted to Exclude AMEX Assurance
Revenues
Management, financial advice and service fees	$1,927	$3	$1,924
Distribution fees	873	—	873
Net investment income	1,667	9	1,658
Premiums	751	127	624
Other revenues	397	(1)	398
Total revenues	5,615	138	5,477

Expenses
Compensation and benefits:
Field	1,141	37	1,104
Non-field	854	—	854
Total compensation and benefits	1,995	37	1,958
Interest credited to account values	976	—	976
Benefits, claims, losses and settlement expenses	646	(12)	658
Amortization of deferred acquisition costs	319	17	302
Interest and debt expense	52	—	52
Other expenses	841	14	827
Total expenses before separation costs (1)	4,829	56	4,773
Income before income tax provision, discontinued operations and separation costs (1)	786	82	704
Income tax provision before tax benefit attributable to separation costs (1)	230	26	204
Income before discontinued operations and separation costs (1)	556	$56	$500
Separation costs, after-tax (1)	109
Income before discontinued operations	447
Discontinued operations, net of tax	16
Net income	$463

(1)              Consolidated adjusted for non-GAAP presentation of separation costs. See Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP included elsewhere in this Exhibit B and Non-GAAP Financial Information.

B2

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted
Revenues
Management, financial advice and service fees	$17	$1	$16
Distribution fees	27	—	27
Net investment income	87	3	84
Premiums	207	(15)	222
Other revenues	108	(1)	109
Total revenues	446	(12)	458

Expenses
Compensation and benefits - field	47	35	12
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	183	(51)	234
Amortization of deferred acquisition costs	(20)	—	(20)
Interest and debt expense	—	—	—
Other expenses	67	1	66
Total expenses	314	(15)	329
Pretax segment income	$132	$3	$129

B3

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Income Statements To Adjusted

For the Nine Months Ended September 30, 2005

(in millions, unaudited)	Protection Segment	AMEX Assurance	Adjusted
Revenues
Management, financial advice and service fees	$49	$3	$46
Distribution fees	81	—	81
Net investment income	258	9	249
Premiums	767	127	640
Other revenues	322	(1)	323
Total revenues	1,477	138	1,339

Expenses
Compensation and benefits - field	92	37	55
Interest credited to account values	109	—	109
Benefits, claims, losses and settlement expenses	615	(12)	627
Amortization of deferred acquisition costs	69	17	52
Interest and debt expense	—	—	—
Other expenses	217	14	203
Total expenses	1,102	56	1,046
Pretax segment income	$375	$82	$293

B4

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item
Total revenues (GAAP measure)	$1,873	$—	$1,873	Total revenues

Total expenses before separation costs	1,600	92	1,692	Total expenses

Income before income tax provision, discontinued operations, and separation costs	273	(92)	181	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	91	(33)	58	Income tax provision

Income before discontinued operations and separation costs	182

Separation costs, after-tax	59

Income before discontinued operations (GAAP measure)	$123		$123	Income before discontinued operations

B5

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Nine Months Ended September 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$5,615	$—	$5,615	Total revenues

Total expenses before separation costs	4,829	168	4,997	Total expenses

Income before income tax provision, discontinued operations, and separation costs	786	(168)	618	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	230	(59)	171	Income tax provision

Income before discontinued operations and separation costs	556

Separation costs, after-tax	109

Income before discontinued operations (GAAP measure)	$447		$447	Income before discontinued operations

B6

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,869	$—	$1,869	Total revenues

Total expenses before separation costs	1,617	125	1,742	Total expenses

Income before income tax provision and separation costs	252	(125)	127	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	59	(43)	16	Income tax provision

Income before separation costs	193

Separation costs, after-tax	82

Net income (GAAP measure)	$111		$111	Income before discontinued operations

B7

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,949	$—	$1,949	Total revenues

Total expenses before separation costs	1,691	67	1,758	Total expenses

Income before income tax provision and separation costs	258	(67)	191	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	69	(23)	46	Income tax provision

Income before separation costs	189

Separation costs, after-tax	44

Net income (GAAP measure)	$145		$145	Net income

B8

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,053	$—	$2,053	Total revenues

Total expenses before separation costs	1,783	84	1,867	Total expenses

Income before income tax provision and separation costs	270	(84)	186	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(30)	45	Income tax provision

Income before separation costs	195

Separation costs, after-tax	54

Net income (GAAP measure)	$141		$141	Net income

B9

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,977	$—	$1,977	Total revenues

Total expenses before separation costs	1,673	87	1,760	Total expenses

Income before income tax provision and separation costs	304	(87)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	73	(30)	43	Income tax provision

Income before separation costs	231

Separation costs, after-tax	57

Net income (GAAP measure)	$174		$174	Net income

B10

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Nine Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$5,979	$—	$5,979	Total revenues

Total expenses before separation costs	5,147	238	5,385	Total expenses

Income before income tax provision and separation costs	832	(238)	594	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	217	(83)	134	Income tax provision

Income before separation costs	615

Separation costs, after-tax	155

Net income (GAAP measure)	$460		$460	Net income

B11

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)	ROE Excluding Discontinued Operations(1)	Adjustments	Adjusted ROE(2)
Return on Equity Calculation for the Twelve Months Ended:
September 30, 2005
Return	$674	$29	$703
Equity	$6,828	$(92)	$6,736
Return on Equity	9.9%		10.4%

December 31, 2005
Return	$558	$135	$693
Equity	$6,980	$(168)	$6,812
Return on Equity	8.0%		10.2%

March 31, 2006
Return	$528	$192	$720
Equity	$7,156	$(235)	$6,921
Return on Equity	7.4%		10.4%

June 30, 2006
Return	$520	$236	$756
Equity	$7,348	$(291)	$7,057
Return on Equity	7.1%		10.7%

September 30, 2006
Return	$571	$236	$807
Equity	$7,550	$(336)	$7,214
Return on Equity	7.6%		11.2%

(1)

Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)

Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B12

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

(in millions, unaudited)	3Q	4Q	1Q	2Q	3Q	3Q’06 vs. 3Q’05	YTD	YTD
	2005	2005	2006	2006	2006	% Change	2005	2006
Ratio of Earnings to Fixed Charges(1)
Earnings	$207	$159	$225	$225	$258	25%	$700	$708
Fixed charges	$26	$31	$34	$39	$42	62%	$82	$115
Ratio of earnings to fixed charges	8.0 x	5.1 x	6.6 x	5.8 x	6.1 x	(24)%	8.5 x	6.2 x

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt(1)
Earnings	$207	$159	$225	$225	$258	25%	$700	$708
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)	(5)	(5)	(5)	(4)	20%	(13)	(14)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	—	—	(1)	(3)	(2)	—	—	(6)
	(5)	(5)	(6)	(8)	(6)	(20)%	(13)	(20)
Other	3	3	—	—	—	#	5	—
Total earnings	$205	$157	$219	$217	$252	23%	$692	$688
Fixed charges	$26	$31	$34	$39	$42	62%	$82	$115

Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)	(5)	(5)	(5)	(4)	20%	(13)	(14)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	—	—	(1)	(3)	(2)	—	—	(6)
	(5)	(5)	(6)	(8)	(6)	(20)%	(13)	(20)
Other	3	5	—	—	—	#	5	—
Total fixed charges	$24	$31	$28	$31	$36	50%	$74	$95

Ratio of earnings to fixed charges without interest expense on non-recourse debt	8.7 x	5.1 x	7.8 x	7.0 x	7.0 x	(20)%	9.4 x	7.2 x

(1)	See definition of Ratio of Earnings to Fixed Charges included in this supplement.
#	Variance of 100% or greater.

B13

Ameriprise Financial, Inc.

Third Quarter 2006

Disclosed Items

	Asset Accumulation & Income					Protection
(in millions, unaudited)	DAC (1)	Threadneedle (2)	Investment Gains (3)	RiverSource (7)	Amaranth (4)	DAC (1)	LTC (5)	Investment Gains (3)	Amaranth (4)	Consolidated (6)
Revenues
Management, financial advice and service fees	$—	$(1)	$—	—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	12	12	(15)	—	—	2	(5)	—
Premiums	—	—	—	—	—	—	15	—	—	—
Other revenues	—	28	—	—	—	(1)	—	—	—	—
Total revenues	—	27	12	—	(15)	(1)	15	2	(5)	—

Expenses
Compensation and benefits-field	—	—	—	—	—	—	—	—	—	—
Compensation and benefits-non-field	—	—	—	—	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	12	—	—	—	—
Amortization of deferred acquisition costs	14	—	—	—	—	(52)	—	—	—	—
Interest and debt expense	—	2	—	—	—	—	—	—	—	—
Other expenses	—	25	—	12	—	—	—	—	—	—
Total expenses	14	27	—	12	—	(40)	—	—	—	—

Income before tax provision	$(14)	$—	$12	$—	$(15)	$39	$15	$2	$(5)	$—

Income tax expense (benefit)										$(13)

(1)         Annual DAC review (see below.)

(2)         Consolidation of certain property fund limited partnerships managed by Threadneedle in accordance with EITF 04-5.

(3)         Pretax realized net investment gains and (losses.)

(4)         Represents the pretax loss on a single externally-managed hedge fund investment.

(5)         Adjustment in premiums resulting from a review of the Company’s LTC reinsurance arrangement.

(6)         Decrease in tax expense as a result of the finalization of prior period tax returns.

(7)         Consolidation of hedge funds limited partnerships managed by RiverSource in accordance with EITF 04-5.

The $25 million pretax benefit from DAC unlocking in the third quarter of 2006 consisted of:

•      a $25 million benefit from modeling improvements in increased product persistency;

•      a $15 million benefit from modeling improvements in mortality;

•      a $8 million increase from modeling lower variable product fund fee revenue;

•      a $8 million increase from modeling changes related to Variable Life Second to Die insurance; and

•      a $1 million benefit from other miscellaneous items.

C1

Ameriprise Financial, Inc.

Second Quarter 2006

Disclosed Items

	Asset Accumulation & Income				Protection			Corporate
(in millions, unaudited)	401K (1)	Legal (2)	Threadneedle (3)	Investment Gains (4)	Auto and Home DAC (5)	Cost of Insurance (6)	Auto and Home Reserve (7)	Severance Costs (8)	Consolidated (9)
Revenues
Management, financial advice and service fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	6	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	66	—	29	—	—	18	—	—	—
Total revenues	66	—	28	6	—	18	—	—	—

Expenses
Compensation and benefits-field	—	—	—	—	—	—	—	—	—
Compensation and benefits-non-field	—	—	—	—	—	—	—	—	27
Interest credited to account values	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	7	(12)	—	—
Amortization of deferred acquisition costs	—	—	—	—	28	(5)	—	—	—
Interest and debt expense	—	—	3	—	—	—	—	—	—
Other expenses	30	32	25	—	—	—	—	11	(27)
Total expenses	30	32	28	—	28	2	(12)	11	—

Income before tax provision	$36	$(32)	$—	$6	$(28)	$16	$12	$(11)	$—

(1)         Sale of deferred contribution recordkeeping business.

(2)         Legal and regulatory costs.

(3)         Revaluation of certain property fund limited partnerships managed by Threadneedle in accordance with EITF 04-5.

(4)         Pretax realized net investment income.

(5)         Adjustment to DAC balances in Auto and Home.

(6)         Recognizing previously deferred revenues and expenses associated with cost of insurance.

(7)         Reduction in prior period reserve.

(8)         Cost of severance related to reengineering activities.

(9)         Consolidated income statements show compensation and benefits - non field, which is included in “Other expenses” in the segments. This amount pertains to benefits non-field.

C2

Ameriprise Financial, Inc.

Third Quarter 2005

Disclosed Items

	Asset Accumulation & Income				Protection				Corporate
(in millions, unaudited)	DAC (1)	Legal (2)	Threadneedle (3)	Investment (Losses) (4)	DAC (1)	LTC (5)	Investment Gains (4)	E&O (6)	Investment (Losses) (4)	Consolidated (7)
Revenues
Management, financial advice and service fees	$—	$—	$28	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	(8)	—	—	3	—	(1)	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—
Total revenues	—	—	28	(8)	—	—	3	—	(1)	—

Expenses
Compensation and benefits-field	—	—	—	—	—	—	—	(9)	—	—
Compensation and benefits-non-field	—	—	20	—	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	13	—	9	—	—
Amortization of deferred acquisition costs	(14)	—	—	—	(53)	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
Other expenses	—	70	—	—	—	—	—	—	—
Total expenses	(14)	70	20	—	(53)	13	—	—	—	—

Income before tax provision	$14	$(70)	$8	$(8)	$53	$(13)	$3	$—	$(1)	$—

Income tax expense (benefit)										$13

(1)         Annual DAC review (see below)

(2)         Legal costs associated with settlement of a class action lawsuit.

(3)         Threadneedle hedge fund performance fees.

(4)         Pretax realized net investment gains and (losses).

(5)         LTC maintenance reserve.

(6)         Reflects the assumption of $9 million in E&O reserves from AMEX Assurance.

(7)         Increase in tax expense related to the finalization of prior period returns.

The $67 million DAC amortization expense reduction in the third quarter of 2005 consisted of:

•        a $33 million reduction reflecting lower than previously assumed surrender rates and higher associated surrender charges;

•        a $32 million reduction reflecting changes in previously assumed mortality rates;

•        a $6 million reduction from improved average fee revenues;

•        a $5 million reduction from the annual extension of the mean reversion period by one year; and

•        a $9 million increase reflecting changes from previously assumed interest rate spreads, modeling changes, account maintenance expenses, and other miscellaneous items.

C3